MICHAEL MCGAVICK

LIMITED POWER OF ATTORNEY FOR
SECURITIES OWNERSHIP REPORTING OBLIGATIONS


	Know all by these presents that the undersigned hereby makes, constitutes and appoints each of Kirstin Gould and Karen Kanjian, and each of them acting singly, as the undersigned's true and lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:

(1)	prepare, execute, acknowledge, deliver, file and/or maintain (a) Forms 3, 4,
5 and 144 (including any amendments thereto) with respect to the securities of
XL Group plc, an Irish public limited company (the "Company"), with the United
States Securities and Exchange Commission, any national securities exchanges and the Company, as considered necessary or advisable under Section 16(a) of the
Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the "Exchange Act") and (b)
notifications in writing of acquisitions or disposals of interests in the shares or debentures of the Company or any subsidiary of the Company (including all registers of such notifications filed from time to time ) pursuant to Section 53 of the Irish Companies Act, 1990, as amended (the "Companies Act") and in accordance with the requirements of the Companies Act;

(2)	seek or obtain, as the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information; and

(3)	perform any and all other acts which in the discretion of each such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.

The undersigned acknowledges that:

(1)	this Power of Attorney authorizes, but does not require, each such attorney-in-fact to act in their discretion on information provided to such attorney-in-fact without independent verification of such information;

(2)	any documents prepared and/or executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will, subject to any applicable law, be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

(3)	neither the Company nor each such attorney-in-fact assumes (i) any liability for the undersigned's responsibility to comply with the respective requirements of the Exchange Act or the Companies Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the
Exchange Act; and

(4)	this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the Exchange Act, including without limitation the reporting requirements under Section 16 of the
Exchange Act or with respect to the notification requirements of Section 53 of the Companies Act.

	The undersigned hereby gives and grants each of the foregoing attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that each such attorney-in-fact of, for and on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this Limited Power of Attorney.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, 5 and 144 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Company, attention the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of June, 2012.





                              /s/ Michael McGavick
                              Signature


                              Michael McGavick
                              Print Name



STATE OF CONNECTICUT

COUNTY OF FAIRFIELD



	On this 27th day of June, 2012, Michael McGavick personally appeared before me, and acknowledged that he executed the foregoing instrument for the purposes therein contained.

	IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                             /s/ Susan Jacobs
                             Notary Public or other Appropriate Commissioner



                             4/30/14
                             My Commission Expires: